UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2015

NOODLES & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 25, 2015, Noodles & Company (the "Company") issued a Press Release announcing that the board of directors of the Company appointed Mark Mears as the Executive Vice President and Chief Marketing Officer of the Company, effective July 20, 2015. The Press Release is attached hereto as Exhibit 99.1.

In connection with his employment with the Company, Mr. Mears will enter into a severance agreement with the Company, under which Mr. Mears is entitled to certain severance payments if he is terminated in certain circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Noodles & Company Press Release dated June 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

By:	/s/ DAVE BOENNIGHAUSEN
Name:	Dave Boennighausen
Title:	Chief Financial Officer

DATED: June 25, 2015

Exhibit Index

Exhibit No.	Description
99.1	Noodles & Company Press Release dated June 25, 2015